Exhibit 32
CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

Date: May 11, 2009	By:	/s/ Peter C. Nelson
PETER C. NELSON
President and Chief Executive Officer California Water Service Group

Date: May 11, 2009	By:	/s/ Martin A. Kropelnicki
MARTIN A. KROPELNICKI
Vice President, Chief Financial Officer and Treasurer California Water Service Group